UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 4, 2010

TECO ENERGY, INC.

(Exact name of registrant as specified in its charter)

Florida	1-8180	59-2052286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 North Franklin Street, Tampa Florida	33602
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (813) 228-1111

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01: Other Events

On March 4, 2010, TECO Finance, Inc. (“TECO Finance”), as issuer, and TECO Energy, Inc. (“TECO Energy”), the parent of TECO Finance, as guarantor, entered into an Underwriting Agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated, as representatives (the “Representatives”) of the underwriters named in Schedule A thereto (the “Underwriters”), pursuant to which TECO Finance agreed to sell, and the Underwriters agreed to purchase, upon the terms and subject to the conditions set forth therein, $250 million aggregate principal amount of 4.00% notes due 2016 and $300 million aggregate principal amount of 5.15% notes due 2020 (collectively, the “Notes”), which Notes will be fully and unconditionally guaranteed by TECO Energy. The Notes will be issued under a third supplemental indenture to be entered into among TECO Finance, TECO Energy and The Bank of New York Mellon Trust Company, N.A., as trustee. The offering of the Notes is expected to close on March 15, 2010.

In order to furnish certain exhibits for incorporation by reference into the Registration Statement on Form S-3 of TECO Energy and TECO Finance previously filed with the Securities and Exchange Commission (File No. 333-157759), TECO Energy is filing the Underwriting Agreement as Exhibit 1.5 to such Registration Statement and the opinion of Edwards Angell Palmer & Dodge LLP, regarding the validity of the Notes to be sold by TECO Finance and guaranteed by TECO Energy pursuant to such Underwriting Agreement, as Exhibit 5.3 to such Registration Statement.

Section 9 – Financial Statements and Exhibits

Item 9.01: Financial Statements and Exhibits

(d) Exhibits

1.5	Underwriting Agreement dated as of March 4, 2010 by and among TECO Energy, TECO Finance and the Representatives on behalf of the Underwriters. Filed herewith.

5.3	Opinion of Edwards Angell Palmer & Dodge LLP. Filed herewith.

23.6	Consent of Edwards Angell Palmer & Dodge LLP (included as part of their opinion filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2010	TECO ENERGY, INC.
(Registrant)

/s/ S. W. Callahan
S. W. Callahan
Vice President-Finance and Accounting and Chief Financial Officer (Chief Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
1.5	Underwriting Agreement dated as of March 4, 2010 by and among TECO Energy, TECO Finance and the Representatives on behalf of the Underwriters. Filed herewith.

5.3	Opinion of Edwards Angell Palmer & Dodge LLP. Filed herewith.

23.6	Consent of Edwards Angell Palmer & Dodge LLP (included as part of their opinion filed herewith).